Exhibit 99.1

Innovative Industrial Properties 1 INNOVATIVE INDUSTRIAL PROPERTIES NYSE: IIPR INNOVATIVEINDUSTRIALPROPERTIES.COM COMPANY PRESENTATION POSTED: AUGUST 24, 2022

Innovative Industrial Properties 2 FORWARD LOOKING STATEMENTS This presentation and our associated comments include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertain tie s. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements. Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward - looking statements depend on a ssumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described ( or that they will happen at all). You can identify forward - looking statements by the use of forward - looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately," "int ends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward - looking statements by discussions of strategy, plans or inten tions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements: rates of default on l eases for our assets, concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market inflation dynamics; the impact of the ongoing COVID - 19 pandemic, or future pandemics, on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflict in Ukraine; our bu sin ess and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions , i nitiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of ou r competition and our potential tenants’ alternative financing sources; the demand for regulated cannabis facilities; the expected medical - use or adult - use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult - use cannabis in our facilities; the st ate of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our expe cte d leverage; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; covenants in our debt instruments, which may limit our flexib ili ty and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investmen ts; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or ot her hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; o ur ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performa nce . In addition, we discussed a number of material risks in our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from th ose contained in any forward - looking statements. Any forward - looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any fo rward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on suc h forward - looking statements when evaluating the information presented in our filings and reports. Market and industry data are included in this presentation. We have obtained substantially all of this information from inter nal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published indu str y sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such inform ati on. All amounts shown in this presentation are unaudited. This is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose.

Innovative Industrial Properties 3 Founded in 2016 We are the first and only publicly traded company on the New York Stock Exchange (NYSE: IIPR) to provide real estate capital to the regulated cannabis industry WHY IIPR WAS FORMED Specialized Real Estate U.S. cannabis operators require mission critical facilities with specialized buildouts to optimize environment and conform to licensing and zoning requirements Outsized Need for Capital U.S. cannabis operators have an outsized need for capital to fund growth Rapid Adoption of State Legalization As of May 2022, 38 states and Washington, D.C. have legalized cannabis for medical - use, and 19 states and Washington, D.C. have legalized cannabis for adult - use (1) High Growth Industry Regulated cannabis sales estimated to grow to $52 billion by 2026, almost double 2021 estimated regulated sales of $27 billion (1) Limited Access to Financing Due to federal prohibition and being a nascent industry, U.S. cannabis operators were historically required to fund growth through highly dilutive forms of capital absent other forms of financing (1) Source : 2022 U . S . Cannabis Report, New Frontier Data .

Innovative Industrial Properties 4 OUR BUSINESS MODEL & BENEFITS Structured long - term cash flows • Generally, 15 - 20 year initial lease terms (vs. ~5 years for traditional industrial leases) • Leases generally subject to parent company guarantees covering operations throughout the United States Capital efficient lease structure • Target leases are 100% triple - net ⚬ No reoccurring capital expenditures during lease term ⚬ All property expenses paid by the tenant, including capital repairs and replacements Strong initial rental yields with annual escalations We work closely with state - licensed cannabis operators Provide non - dilutive capital Facilitate our tenants’ growth plans Execute sale - leasebacks and fund improvements for cultivation, processing and retail properties

Innovative Industrial Properties 5 # of Tenants by Yea r (7) # of Properties by Year (6) 1 5 11 45 65 102 110 2016 2017 2018 2019 2020 2021 Today # of States by Year 1 4 9 14 17 19 19 2016 2017 2018 2019 2020 2021 Today 1 4 8 18 20 26 30 2016 2017 2018 2019 2020 2021 Today Capital Committed by Year ($) (1) 30.0M 73.3M 167.4M 690.0M 1.3B 2.0B 2.4B 2016 2017 2018 2019 2020 2021 Today IIPR TODAY Note : Data as of August 3 , 2022 , unless otherwise noted . (1) Total Committed / Invested Capital includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants and sellers for completion of construction and improvements at the properties . Excludes an $ 18 . 5 million loan commitment from us to a developer for construction of a regulated cannabis cultivation and processing facility in California . (2) Includes approximately 2 . 2 million square feet under development or redevelopment . (3) Reflects annualized common stock dividend paid on July 15 , 2022 of $ 1 . 75 per share . The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount . (4) Annualized based on Q 2 2022 total revenues as of June 30 , 2022 of approximately $ 70 . 5 million . (5) Weighted average lease length calculated by weighting the remaining lease term based on the base rent and management fees, after the expiration of applicable base rent phase - in periods . (6) Two Kings Garden Inc . leases were combined as a result of a merger of land parcels, and these properties are now reclassified as one property, bringing the total property count for the tenant from seven to six . (7) Each “Tenant” represents the parent company of the tenant, for which the parent company has provided a corporate guaranty . A parent company may have multiple tenant subsidiaries across IIP’s properties . Subsequent to June 30 , 2022 , Kings Garden Inc . , a tenant at six properties at quarter - end, defaulted on its obligations to pay rent at all properties . $2.4B Total Committed/ Invested Capital (1) 110 Properties 8.6m Rentable Square Feet (2) 19 U.S. States $7.00 Q2 2022 Annualized Dividend (3) $282.0M Q2 2022 Annualized Total Revenue (4) 16 Years Weighted Average Lease Length (5)

Innovative Industrial Properties 6 PORTFOLIO OVERVIEW IIPR has a geographically diversified portfolio of properties throughout the United States State Diversification (1) PA MI IL MA CA NY FL NJ MD CO Other Total 16.7% 12.2% 12.1% 12.0% 11.1% 7.3% 7.1% 3.8% 3.8% 3.5% 10.4% 100% Public vs. Private (1) 52% Public 48% Private Note : Data as of August 3 , 2022 , unless otherwise noted . (1) As a % of Total Committed / Invested Capital . See footnote (1) on page 5 . (2) “MSO” means the tenant (or guarantor) conducts cannabis operations in more than one state . “SSO” means the tenant (or guarantor) conducts cannabis operations in a single state . (3) “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Property Type (1) 3% Retail 90% Industrial (3) 7% Industrial / Retail Operator Type (1)(2) 81% MSO 19% SSO

Innovative Industrial Properties 7 TRACK RECORD OF GROWTH AND PROFITABILITY Note : Dollars in thousands . (1) “Net Operating Income (NOI)” reported as total revenue less property expenses on the company’s consolidated statements of income . (2) "CAGR" represents compound annualized growth rate for the relevant metric . (3) “G&A” reported as “general and administrative expense” on the company’s consolidated statements of income . (4) See the company’s applicable periodic reports filed with the SEC for definitions of funds from operations (“FFO”) and adjusted funds from operations ("AFFO") (each a supplemental non - GAAP financial measure) and reconciliation of FFO and AFFO to GAAP net income attributable to common stockholders . $2,352 $9,727 $34,992 $98,078 $174,984 2017 2018 2019 2020 2021 Year Over Year AFFO (2)(4) Year Over Year G&A as a % of NOI (1)(3) $5,610 $6,375 $9,818 $14,182 $22,961 89.0% 44.4% 22.6% 12.7% 11.5% 2017 2018 2019 2020 2021 G&A G&A % of NOI Year Over Year FFO (2)(4) $520 $8,262 $30,722 $92,403 $154,414 2017 2018 2019 2020 2021 Year Over Year Net Operating Income (NOI) (1)(2) $6,302 $14,342 $43,352 $111,944 $200,108 2017 2018 2019 2020 2021

Innovative Industrial Properties 8 6% (6%) (3%) 12% 10% 9% 25% 43% 63% 1-Year CAGR 3-Year CAGR 5-Year CAGR REIT(2) S&P 500 IIPR Common Stock Dividend Per Share (1) 9% 12% 10% 8% 16% 16% 21% 68% 74% 1-Year CAGR 3-Year CAGR 5-Year CAGR REIT(2) S&P 500 IIPR (Diluted) Net Income Attributable to Common Stockholders Per Share (1) COMPARATIVE PERFORMANCE Note : Data as of August 3 , 2022 , unless otherwise noted . (1) Per S&P Capital IQ Pro latest available data . SNL excludes outliers for each index . IIP’s returns are based on the first available positive returns . See footnote (2) on page 7 . (2) REIT index is made up of constituent data for the FTSE NAREIT U . S . Real Estate Index Series found on the National Association of Real Estate Investment Trusts (“NAREIT”) website, representing publicly traded REITs across the United States . (3) Subsequent to June 30 , 2022 , Kings Garden Inc . , a tenant at six properties at quarter - end, defaulted on its obligations to pay rent at all properties . $30.0M $73.3M $167.4M $690.0M $1.3B $2.0B $2.4B 100% 100% 100% 100% 99% 100% 99% 2016 2017 2018 2019 2020 2021 6/30/2022 Invested Capital % Rent Collection Historical Rent Collection (3)

Innovative Industrial Properties 9 IIP Portfolio Calendar Year 2021 (3) Tenant Information Total Invested Capital (1) Investment # of Adjusted Market MSO #Tenant $ % Square Feet (2) / Square Feet Leases Revenue EBITDA (4) Capitalization (5) / SSO (6) 1PharmaCann $306,172 13.0% 688 $445 11 Private Co. Private Co. Private Co. MSO 2Parallel 203,050 8.6% 895 227 4 Private Co. Private Co. Private Co. MSO 3Ascend Wellness (AWH) 199,050 8.5% 624 319 4 $332 $79 $367 MSO 4Green Thumb Industries 176,800 7.5% 606 292 3 894 308 1,884 MSO 5 Kings Garden (7) 155,855 6.6% 567 275 6 Private Co. Private Co. Private Co. SSO 6Curaleaf 153,547 6.5% 474 324 7 1,210 298 3,589 MSO 7Columbia Care 147,834 6.3% 584 253 21 460 58 534 MSO 8 Trulieve (8) 146,503 6.2% 740 198 6 938 385 2,283 MSO 9Cresco Labs 120,845 5.1% 373 324 5 822 194 770 MSO 10Holistic Industries 119,900 5.1% 333 360 5 Private Co. Private Co. Private Co. MSO 114Front Ventures 99,250 4.2% 488 203 4 105 34 352 MSO 12Green Peak (Skymint) 90,611 3.9% 288 315 8 Private Co. Private Co. Private Co. SSO 13Goodness Growth (f/k/a Vireo Health) 72,770 3.1% 453 161 2 54 (9) 158 MSO 14Gold Flora 60,000 2.6% 201 299 1 Private Co. Private Co. Private Co. SSO 15Jushi 45,800 2.0% 129 355 1 209 17 276 MSO Top 15 Tenants Total $2,097,986 89.2% 7,443 $282 88 TOP FIFTEEN TENANTS BY INVESTED CAPITAL Note : Data as of June 30 , 2022 , unless otherwise noted . (1) Dollars in thousands, see footnote (1) on page 5 . (2) Square feet in thousands . (3) Dollars in millions, based on each company’s public securities filings and earnings release, available at www . sec . gov, www . sedar . com, or each company’s respective website, for the year ended December 31 , 2021 . (4) Adjusted EBITDA is a non - GAAP financial measure utilized in the industry . For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings, available at www . sec . gov or www . sedar . com . (5) Dollars in millions, per S&P Capital IQ Pro as of 06 / 30 / 2022 . (6) See footnote (2) on page 6 . (7) Subsequent to June 30 , 2022 , Kings Garden Inc . , a tenant at six properties at quarter - end, defaulted on its obligations to pay rent at all properties . (8) Includes our Nevada property . Subsequent to June 30 , 2022 , the transfer of the license was completed to a subsidiary of Harvest Health & Recreation Inc . (“Harvest”), which is a subsidiary of Trulieve Inc . Harvest executed a lease guaranty in favor of IIP for tenant’s obligations at the property . Top 15 tenants represent ~89% of the company’s invested capital

Innovative Industrial Properties 10 LICENSING, ZONING, & REGULATORY DYNAMICS Establishing a Cultivation, Processing or Dispensary Facility is a Multifaceted Process with Significant Hurdles • A regulated cannabis operator must obtain proper licensing from the state for the facility • Licensing driven by state specific program requirements, including limited licensing, costs and applicant requirements for licensing, identification of specific real estate for license approval • In many states, a highly competitive process, with highly valued license Licensing Zoning Regulatory • Limited opportunities for locating regulated cannabis facilities based on zoning and permitting requirements imposed at county and city levels, including community support • Extensive negotiations with local governments for permitting and approvals • Highly regulated at the state and local levels, including extensive security, fire protection, seed to sale tracking, testing, and other requirements • Periodic inspections by local fire and safety officials and cannabis authorities to ensure compliance

Innovative Industrial Properties 11 UNDERWRITING & MONITORING • Evaluation of financial projections utilizing existing knowledge of industry dynamics • Detailed review of financial statements, strategic initiatives, and growth plans • Experienced management team • Alignment of management within ownership of the business Detailed Background on Management Ability to Raise Capital Detailed Financial Underwriting Guarantees and Security Deposits Ongoing Monitoring • Quarterly reviews and requests for information pertaining to financials and ongoing operations of all properties • Meetings with tenants to talk through operations and financials • Evaluation of the macro environment surrounding strategic capital raising in the tenants’ prospective markets • History of successful capital raising and a cash balance on hand today • Leases generally subject to parent company guarantees covering operations throughout the United States • Security deposits with larger deposits for less mature tenants

Innovative Industrial Properties 12 Grow Rooms: • Mother room – houses the large plants with genetics desired for the production plants • Clone room – leaves from the mother plants are used to propagate new plants • Veg room – clone room plants are transferred to the veg room, which may include tiered benching for efficiency • Flower room – veg room plants are transferred to the flower room, which may also include tiering for enhanced productivity Flower rooms generally require the following : • Temperature and humidity maintenance • Grow lighting • A growing medium or substrate • Irrigation and fertigation control systems • Carbon dioxide • Mechanical ventilation Other Key Infrastructure Considerations: • Enhanced mechanical, electrical, and plumbing infrastructure (“MEP”) • Significant ceiling clearance • Water recycling systems • Emergency power systems • On - site energy generation Note : For illustrative purposes only ; building infrastructure specifications can vary significantly from property to property . INSIDE LOOK: CULTIVATION AND PROCESSING FACILITY Mother Room Flower Room Fertigation Room Extraction Room Extraction Room Methods: • Carbon dioxide extraction • Ethanol extraction • Hydrocarbon extraction • Solventless extraction Extraction Core Focus: • Safety • Workflow • Scalability

Innovative Industrial Properties 13 $27B $32B $38B $42B $47B $53B $58B $63B $68B $72B 2021 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E CANNABIS IS A HIGH GROWTH SECTOR $27B $32B $37B $42B $45B $48B $51B $54B $56B $58B 2021 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Long - Term Growth Outlook for Cannabis $72B Est. Legal Cannabis Sales Growth by 2030 representing a 12% CAGR (1) 68% U.S. Population of States with an IIP Presence (2) +12% Avg. 5 Yr. Est. Cannabis Sales CAGR for IIP Property Owned States (3) 10 Yr. Est. Sales U.S. Potential Legal Cannabis (1)(4) 10 Yr. Est. Sales U.S. Current Legal Cannabis (1) (1) 2022 U . S . Cannabis Report, New Frontier Data, based on existing states that have adopted adult use and/or medical use cannabis programs as of March 2022 . (2) Per 2020 US Census Data . (3) Per the 2022 MJBiz Factbook, 10 th Edition . Midpoint sales estimates were used . (4) 2022 U . S . Cannabis Report, New Frontier Data, based on 9 states demonstrating strong likelihood to legalize adult use cannabis, and 9 states likely to legalize medical use prior to 2030 according to New Frontier Data .

Innovative Industrial Properties 14 EXECUTIVE CHAIRMAN & CO - FOUNDER Alan Gold Executive Chairman & Co - Founder Co - founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR’s sale in 2016 • Owner and operator of high - quality life science real estate • Previously publicly traded investment grade REIT Co - founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998 • Invests in office buildings and laboratories leased to life science and technology companies Executive Chairman of IQHQ, Inc. • Privately - held life science real estate company with properties in both the U.S. and U.K. Alan Gold has experience starting real estate companies focused on nuanced, regulated industries.

Innovative Industrial Properties 15 SENIOR MANAGEMENT TEAM • 35+ years of legal and regulatory experience • Previously co - founded Iso Nano International, LLC Paul Smithers President, CEO and Co - Founder Catherine Hastings • 20+ years of accounting and real estate experience • Former VP, Internal Audit of BioMed Realty CFO and Treasurer • Former VP, Corporate Legal of BioMed Realty • Former attorney at Latham & Watkins LLP Brian Wolfe VP, GC, and Secretary Andy Bui • Former Senior Director, Financial Reporting at BioMed Realty VP, Chief Accounting Officer • 20+ years legal experience representing real estate matters • Former attorney at Foley & Lardner LLP VP, Real Estate Counsel Kelly Spicher Ben Regin • Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty VP, Investments Ben Regin Tracie Hager • 30+ years of experience in property management • Former VP, Property Management at BioMed Realty VP, Asset Management